UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2016, the Board of Directors of Intersections Inc. (the "Company"), based upon the recommendation of its Compensation Committee, approved and adopted the following compensatory arrangements for Michael R. Stanfield, the Company's Chief Executive Officer, and Johan J. Roets (Chief Operating Officer) and Ronald L. Barden (Chief Financial Officer), the Company's other "named executive officers" (as that term is defined in Item 402 of Regulation S-K) of the Company ("NEOs").

Establishment of the Short-Term Incentive Compensation Program

The Board of Directors approved a short-term incentive compensation plan (STI) for Messrs. Stanfield, Roets and Barden, as well as certain other members of management, based on the achievement of performance targets for the Company's Personal Information Services and Insurance and Other Consumer Services segments (collectively, the "IDG Business"). The STI shall be administered by the Compensation Committee.

Under the STI, a cash bonus pool will be established for each year of the plan based on the adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITA"), of the IDG Business for such year. The Compensation Committee shall determine, for each year of the plan, the target Adjusted EBITDA, the threshold Adjusted EBITDA and the maximum Adjusted EBITDA, as well as the participants and their respective sharing percentage. The aggregate awards earned under the STI will be taken into account in determining Adjusted EBITDA for purposes of the plan.

For 2016, the STI provides that once the applicable threshold Adjusted EBITDA is achieved, the cash bonus pool will equal the sum of: (i) 15% of the Adjusted EBITDA over the threshold Adjusted EBITDA up to the target Adjusted EBITDA, plus (ii) 20% of the Adjusted EBITDA over the target Adjusted EBITDA up to the maximum Adjusted EBITDA.  No STI bonuses will be paid for 2016 if Adjusted EBITDA is below the threshold Adjusted EBITDA.

The following table sets forth information for awards for 2016 under the STI for the NEOs; however, the actual amount of the awards will range from zero to a maximum of 200% of target, based on actual Adjusted EBITDA for 2016.

Officer	Sharing Percentage	Target Cash Award
Michael R. Stanfield	20%	$122,000
Chief Executive Officer
Johan J. Roets	30%	$183,000
Chief Operating Officer
Ronald L. Barden	10%	$61,000
Chief Financial Officer

Approval of 2016 Long-Term Incentive Grants

Long-term incentive grants for 2016 were approved for Messrs. Stanfield, Roets and Barden, as well as certain other members of management, under the Company's 2014 Stock Incentive Plan (the "2014 Plan"). The grants consist of a combination of performance-based restricted stock units ("PBRSUs") and time-based restricted stock units ("RSUs"). In addition, Mr. Stanfield will be entitled to a grant of stock options on June 15, 2016.

The performance metrics for the PBRSUs are identical to the performance metrics under the STI.  The PBRSUs represent a contingent right to receive a number of shares of Common Stock ranging from zero to a maximum of 200% of the target award, based on the Adjusted EBITDA actually achieved for 2016, and no shares will be earned for 2016 if Adjusted EBITDA is below the threshold Adjusted EBITDA for 2016. Any shares delivered upon achievement of the specified performance targets will be fully vested on delivery, with any unvested portion of the PBRSU grants being forfeited. If the Adjusted EBITDA falls between the threshold Adjusted EBITDA and the target Adjusted EBITDA, or between the target Adjusted EBITDA and the maximum Adjusted EBITDA, the number of shares received by the participants will be interpolated in a linear progression.

The time-based RSUs will vest in full on January 1, 2019, provided the participant remains continuously employed with the Company from the date of grant through and including January 1, 2019, subject to acceleration under the circumstances described below.

The stock options for Mr. Stanfield will have an exercise price equal to the fair market value of the shares on the date of grant and will vest in full on January 1, 2019, provided Mr. Stanfield remains continuously employed with the Company from the date of grant through and including January 1, 2019, subject to acceleration under the circumstances described below.

In the event of the death or disability of the participant, (i) the participant's PBRSUs shall immediately become vested at target (with the balance being forfeited), and (ii) all of the participant's unvested RSUs and stock options (for Mr. Stanfield) shall immediately become fully vested.

If a participant's employment with the Company is terminated by the Company without cause or the participant resigns for good reason, the following shall apply:

            (i)    the participant's PBRSUs shall immediately become vested at target (with the balance being forfeited);

            (ii)    for Mr. Stanfield with respect to his RSUs, all of his RSUs shall immediately become fully vested; and

            (iii)    for Mr Stanfield with respect to his stock options and for any other participant with respect to his/her RSUs, if the termination occurs in (A) 2016, 1/3 of the RSUs and stock options (for Mr. Stanfield) shall become fully vested, (B) 2017, 2/3 of the RSUs and stock options (for Mr. Stanfield) shall become fully vested, and (C) 2018, all of the RSUs and stock options (for Mr. Stanfield) shall become fully vested.

In addition, the PBRSUs and RSUs provide for a double trigger change in control provision, which means that if an acquirer or successor in a change in control assumes or continues the awards, vesting of the awards will only accelerate in connection with the change in control if the Participant is terminated without cause or resigns for good reason upon or following the change in control.

The following table sets forth for 2016 the number of PBRSUs (at target), RSUs and stock options granted to the NEOs:

Officer	Target PBRSU Award	RSUs	Options
Michael R. Stanfield	466,666	66,667	379,000
Chief Executive Officer

Johan J. Roets	128,333	165,000	–
Chief Operating Officer

Ronald L. Barden	58,333	75,000	–
Chief Financial Officer

In January 2017 and 2018, (i) each of the participants will be entitled to a grant of an equivalent number of PBRSUs (at target) on similar terms, and (ii) Mr. Stanfield will be entitled to a grant of an equivalent number of time-based RSUs will which will vest in full on January 1, 2019.  The RSUs for each of the participants other than Mr. Stanfield, and the stock options for Mr. Stanfield, are a one-time grant. The foregoing equity incentive awards are intended to compensate the participants for the years 2016, 2017 and 2018.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2016, Intersections Inc. held its annual meeting of stockholders.  Matters voted on at the annual meeting and the results thereof were as follows:

1.  Directors

	For	Withheld	Broker Non-Votes

Michael R. Stanfield	16,717,203	293,993	4,399,938
John M. Albertine	15,631,633	1,379,563	4,399,938
Thomas G. Amato	16,737,202	273,994	4,399,938
Steve Bartlett	16,739,675	271,521	4,399,938
Thomas L. Kempner	14,808,886	2,202,310	4,399,938
Bruce L. Lev	15,609,547	1,401,649	4,399,938
John H. Lewis	16,843,854	167,342	4,399,938
David A. McGough	15,772,064	1,239,132	4,399,938
Johan J. Roets	16,719,958	291,238	4,399,938

	For	Against	Abstain	Broker Non-Votes
2. An advisory vote on executive compensation	14,190,064	2,131,800	689,332	4,399,938

	For	Against	Abstain	Broker Non-Votes
3. Ratification of the appointment of RSM US LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016	21,205,099	197,177	8,858	0

	For	Against	Abstain	Broker Non-Votes
4. To approve amendments to the 2014 Stock Incentive Plan	14,663,105	2,330,312	17,779	4,339,938

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 1, 2016

INTERSECTIONS INC.

By:	/s/ Ronald Barden
	Name:	Ronald Barden
	Title:	Chief Financial Officer